UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-50908                20-1195343
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)

 461 Fifth Avenue, 25th Floor, New York, New York                 10017
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

      On March 2, 2007, Rand Logistics, Inc. (the "Registrant") received notice from the staff of the Nasdaq Listing Qualifications Department of approval of its application to list its common stock, warrants and units on the Nasdaq Capital Market. The Registrant's common stock, warrants and units will begin trading on the Nasdaq Capital Market effective at market opening on March 7, 2007 under the symbols "RLOG", "RLOGW" and "RLOGU", respectively. The Registrant's common stock, warrants and units were previously listed on the Over-the-Counter Bulletin Board under the symbols "RAQC.OB", " RAQCW.OB" and "RAQCU.OB", respectively.

      A press release announcing the transfer of the Registrant's listing to the Nasdaq Capital market is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1          Press release, dated March 5, 2007.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.

Date: March 5, 2007                       By: /s/ Laurence S. Levy
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                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer